POWER OF ATTORNEY

The undersigned hereby constitutes and

appoints Keith M. Wilson and Charles

B. Sieving the undersigned's true and

lawful attorneys-in-fact to:

(1)execute for and on behalf of the undersigned

Forms 3,4 and 5 in accordance with Section 16(a)

of the Securities Exchange Act of 1934 and the rules

thereunder;

(2) do and perform any and all acts for and on

behalf of the undersigned which may be necessary or

desirable to complete the execution of any such

Form 3,4,or5 and the timely filing of such form

with the United States Securities and Exchange

Commission and any other authority; and

(3) take any other action of any type whatsoever

in connection with the foregoing which, in the opinion

of such attorney-in-fact, may be of benefit to, in

the best interest of, or legally required by, the

undersigned.  The undersigned hereby grants to each

such attorney-in-fact full power and authority to do

and perform all and every act and thing whatsoever

requisite, necessary, and proper to be done in the

exercise of any of the rights and powers herein

granted, as fully to all intents and purposes as

the undersigned might or could do if personally

present, with full power of substitution or

revocation, hereby ratifying and confirming all

that such attorney-in-fact, or such attorney-in

fact's substitute or substitutes,shall lawfully do

or cause to be done by virtue of this power of attorney

and the rights and powers herein granted. The

undersigned acknowledges that neither of the foregoing

attorneys-in-fact, in serving in such capacity at

the request of the undersigned, are assuming any of

the undersigned's responsibilities to comply with

Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney can only be revoked by

delivering a signed, original "Revocation of

Power of Attorney" to the attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this

Power of Attorney to be executed as of this 12th day

of April, 2007.

/s/ Algimantas K. Chesonis

Name: Algimantas K. Chesonis